Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of June 30, 2011

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  All information in this financial supplement has been adjusted to reflect the three-for-one share split effected in May 2011. In addition, the Company has reclassified the presentation of certain prior period information to conform to the current period presentation.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

		Page(s)

I.	Financial Highlights	1

II.	Consolidated Financial Statements
	a. Consolidated Statements of Income	2
	b. Consolidated Balance Sheets	3
	c. Consolidated Statements of Changes in Shareholders’ Equity	4
	d. Consolidated Statements of Comprehensive Income	5
	e. Consolidated Statements of Cash Flows	6

III.	Segment Information
	a. Overview	7
	b. Consolidated Segment Underwriting Results	8-9
	c. Insurance Segment Underwriting Results	10-11
	d. Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a. Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b. Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c. Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d. Bank Loan Investments	17

V.	Other
	a. Comments on Regulation G	18
	b. Operating Income Reconciliation	19
	c. Share Repurchase Activity	20
	d. Annualized Operating Return on Average Common Equity	21
	e. Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010	Change	2011	2010	Change

Gross premiums written	$911,939	$817,100	11.6%	$1,876,505	$1,770,787	6.0%

Net premiums written	$706,543	$624,258	13.2%	$1,470,821	$1,392,012	5.7%

Net premiums earned	$642,879	$623,011	3.2%	$1,276,574	$1,292,928	(1.3)%

Underwriting income (loss)	$2,236	$62,244	(96.4)%	$(61,282)	$86,162	(171.1)%

Net investment income	$86,671	$90,537	(4.3)%	$174,978	$183,509	(4.6)%
Per diluted share	$0.63	$0.57	10.5%	$1.26	$1.12	12.5%

Net income available to common shareholders	$91,881	$236,990	(61.2)%	$111,176	$447,523	(75.2)%
Per diluted share	$0.67	$1.48	(54.7)%	$0.80	$2.74	(70.8)%

After-tax operating income available to common shareholders (1)	61,478	$132,182	(53.5)%	$69,337	$230,913	(70.0)%
Per diluted share	$0.45	$0.83	(45.8)%	$0.50	$1.42	(64.8)%

Comprehensive income	$136,521	$275,720	(50.5)%	$183,179	$495,150	(63.0)%

Cash flow from operations	$221,967	$205,514	8.0%	$446,547	$390,137	14.5%

Diluted weighted average common shares and common share equivalents outstanding	137,975,599	159,795,909	(13.7)%	139,234,931	163,160,070	(14.7)%

Underwriting ratios:
Loss ratio	67.1%	58.3%	8.8%	72.5%	61.2%	11.3%
Acquisition expense ratio	17.1%	17.1%	0.0%	17.1%	17.3%	(0.2)%
Other operating expense ratio	15.4%	14.6%	0.8%	15.2%	14.9%	0.3%
Combined ratio	99.6%	90.0%	9.6%	104.8%	93.4%	11.4%

Financial measures:

Growth in book value per common share	2.2%	6.7%	(67.5)%	3.4%	12.4%	(72.9)%

Annualized operating return on average common equity	6.1%	13.0%	(53.1)%	3.3%	11.4%	(71.1)%

Total return on investments (2)	1.65%	1.74%	-9 bps	3.17%	3.35%	-18 bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Gross premiums written	$911,939	$964,566	$664,212	$831,788	$817,100	$953,687	$718,712	$937,328	$911,920	$1,876,505	$1,770,787
Net premiums written	706,543	764,278	482,911	636,117	624,258	767,754	519,087	727,308	693,854	1,470,821	1,392,012

Net premiums earned	$642,879	$633,695	$632,146	$627,409	$623,011	$669,917	$708,538	$734,385	$699,258	$1,276,574	$1,292,928
Fee income	784	815	2,814	874	883	794	894	826	817	1,599	1,677
Losses and loss adjustment expenses	(431,622)	(493,880)	(367,326)	(359,193)	(363,145)	(428,051)	(410,360)	(444,914)	(398,858)	(925,502)	(791,196)
Acquisition expenses, net	(110,639)	(108,754)	(104,824)	(111,279)	(107,475)	(117,624)	(120,549)	(122,739)	(123,814)	(219,393)	(225,099)
Other operating expenses	(99,166)	(95,394)	(114,454)	(97,325)	(91,030)	(101,118)	(99,305)	(93,723)	(87,779)	(194,560)	(192,148)
Underwriting income (loss)	2,236	(63,518)	48,356	60,486	62,244	23,918	79,218	73,835	89,624	(61,282)	86,162

Net investment income	86,671	88,307	90,601	90,768	90,537	92,972	93,551	100,213	100,485	174,978	183,509
Net realized gains (losses)	45,210	20,695	74,027	68,828	62,114	47,782	89,901	70,638	(11,793)	65,905	109,896
Net impairment losses recognized in earnings	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,863)	(4,364)	(6,016)
Equity in net income (loss) of investment funds accounted for using the equity method	5,973	29,673	22,990	9,708	(348)	29,050	32,391	69,119	75,890	35,646	28,702
Other income (loss)	(4,265)	4,567	6,165	1,840	4,528	5,978	5,428	5,687	4,950	302	10,506
Other expenses	(11,397)	(7,026)	(6,881)	(5,796)	(10,503)	(5,688)	(6,680)	(6,020)	(11,515)	(18,423)	(16,191)
Interest expense	(7,758)	(7,721)	(7,460)	(7,371)	(7,916)	(7,260)	(7,015)	(6,001)	(5,712)	(15,479)	(15,176)
Net foreign exchange (losses) gains	(18,375)	(36,912)	6,039	(65,157)	48,625	38,601	9,051	(19,755)	(53,658)	(55,287)	87,226
Income before income taxes	96,611	25,385	230,607	151,231	244,871	223,747	291,352	283,073	167,408	121,996	468,618
Income tax benefit (expense)	1,731	371	3,505	(3,200)	(1,420)	(6,753)	(195)	(2,205)	(8,818)	2,102	(8,173)

Net income	98,342	25,756	234,112	148,031	243,451	216,994	291,157	280,868	158,590	124,098	460,445
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net income available to common shareholders	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$111,176	$447,523

Underwriting Ratios
Loss ratio	67.1%	77.9%	58.1%	57.3%	58.3%	63.9%	57.9%	60.6%	57.0%	72.5%	61.2%
Acquisition expense ratio	17.1%	17.0%	16.5%	17.6%	17.1%	17.4%	16.9%	16.6%	17.6%	17.1%	17.3%
Other operating expense ratio	15.4%	15.1%	18.1%	15.5%	14.6%	15.1%	14.0%	12.8%	12.6%	15.2%	14.9%
Combined ratio	99.6%	110.0%	92.7%	90.4%	90.0%	96.4%	88.8%	90.0%	87.2%	104.8%	93.4%

Net premiums written to gross premiums written	77.5%	79.2%	72.7%	76.5%	76.4%	80.5%	72.2%	77.6%	76.1%	78.4%	78.6%

Net income per common share
Basic	$0.70	$0.14	$1.59	$0.96	$1.55	$1.32	$1.65	$1.52	$0.84	$0.84	$2.87
Diluted	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$1.46	$0.81	$0.80	$2.74

Weighted average common shares and common share equivalents outstanding
Basic	131,232,269	133,499,241	143,320,146	146,993,373	152,962,620	159,117,078	172,139,922	180,468,657	181,252,173	132,359,493	156,022,848
Diluted	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	187,601,448	187,878,951	139,234,931	163,160,070

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,247,002	$8,916,017	$8,957,859	$9,692,852	$9,326,574	$9,202,122	$9,306,482	$9,185,443	$8,884,829
Short-term investments available for sale, at fair value	704,495	1,130,142	915,841	780,671	554,304	669,798	571,489	706,157	660,859
Investment of funds received under securities lending, at fair value (1)	145,224	9,951	69,660	200,020	209,635	177,954	91,160	252,500	309,000
Equity securities available for sale, at fair value	320,434	361,639	310,194	79,805	38,879	41,537	249	74	—
Other investments available for sale, at fair value	299,845	293,073	275,538	229,488	211,241	125,262	58,751	51,031	48,896
Investments accounted for using the fair value option	321,790	256,614	219,173	175,841	140,541	147,471	139,787	130,082	59,281
TALF investments, at fair value	399,341	400,970	402,449	410,881	407,469	406,997	250,265	250,517	—
Investments accounted for using the equity method	399,968	449,206	508,334	500,737	474,971	467,597	468,667	447,918	436,529
Total investments	11,838,099	11,817,612	11,659,048	12,070,295	11,363,614	11,238,738	10,886,850	11,023,722	10,399,394

Cash	411,001	406,877	362,740	365,997	341,469	338,708	334,571	385,149	336,693
Accrued investment income	71,083	69,057	74,837	79,180	72,102	74,214	70,673	77,762	70,854
Investment in joint venture	105,982	105,495	105,698	104,347	103,540	102,946	102,855	101,473	100,656
Fixed maturities and short-term investments pledged under securities lending, at fair value	150,501	198,418	75,575	203,221	214,564	184,221	212,820	609,334	559,385
Securities purchased under agreements to resell using funds received under securities lending (1)	—	185,176	—	—	—	—	115,839	358,996	247,473
Premiums receivable	712,397	633,144	503,434	662,634	706,503	699,385	595,030	697,806	735,969
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,855,342	1,772,130	1,763,985	1,715,122	1,721,059	1,711,307	1,720,270	1,768,344	1,793,680
Prepaid reinsurance premiums	278,587	259,624	263,448	267,240	256,952	250,841	277,985	283,290	283,488
Deferred acquisition costs, net	310,616	302,271	277,861	297,250	293,982	298,371	280,372	303,826	307,896
Receivable for securities sold	733,931	749,708	56,145	1,329,508	1,084,122	1,427,085	187,171	998,431	1,192,659
Other assets	746,267	734,317	669,164	624,395	634,242	628,407	609,323	592,701	613,788
Total Assets	$17,213,806	$17,233,829	$15,811,935	$17,719,189	$16,792,149	$16,954,223	$15,393,759	$17,200,834	$16,641,935

Liabilities
Reserve for losses and loss adjustment expenses	8,564,908	8,319,324	8,098,454	8,054,677	7,940,104	$7,898,162	$7,873,412	$7,879,586	$7,809,034
Unearned premiums	1,589,497	1,504,162	1,370,075	1,524,100	1,492,550	1,495,265	1,433,331	1,627,519	1,632,989
Reinsurance balances payable	154,860	131,512	132,452	130,274	128,723	114,254	156,500	159,898	158,974
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	125,000	125,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	318,441	322,222	325,770	331,797	336,213	346,746	217,565	219,843	—
Securities lending payable	155,072	203,925	78,021	209,411	219,796	189,024	219,116	625,706	574,014
Payable for securities purchased	838,787	1,266,390	200,192	1,649,462	1,192,181	1,429,529	136,381	1,197,411	1,432,395
Other liabilities	750,972	760,759	693,968	676,558	659,579	702,486	634,105	630,049	604,561
Total Liabilities	12,772,537	12,908,294	11,298,932	13,001,279	12,394,146	12,575,466	11,070,410	12,740,012	12,611,967

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	541	535	534	531	529	527	548	595	610
Additional paid-in capital	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445
Retained earnings	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706
Accumulated other comprehensive income (loss), net of deferred income tax	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)
Common shares held in treasury, at cost	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—
Total Shareholders’ Equity	4,441,269	4,325,535	4,513,003	4,717,910	4,398,003	4,378,757	4,323,349	4,460,822	4,029,968
Total Liabilities and Shareholders’ Equity	$17,213,806	$17,233,829	$15,811,935	$17,719,189	$16,792,149	$16,954,223	$15,393,759	$17,200,834	$16,641,935

Common shares outstanding, net of treasury shares (2)	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034	178,572,927	182,942,418

Book value per common share	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34	$23.16	$20.25

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending , at fair value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	535	534	531	529	527	548	595	610	605	534	548
Common shares issued, net	6	1	3	2	7	4	4	1	5	7	11
Purchases of common shares under share repurchase program	—	—	—	—	(5)	(25)	(51)	(16)	0	—	(30)
Balance at end of period	541	535	534	531	529	527	548	595	610	541	529

Additional Paid-in Capital
Balance at beginning of period	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547	110,325	253,466
Common shares issued	3,904	8	1,334	283	3,275	14	1,173	0	2,557	3,912	3,289
Exercise of stock options	2,245	4,127	2,716	10,486	7,964	16,700	12,380	2,905	705	6,372	24,664
Common shares retired	—	—	—	—	(36,212)	(181,350)	(358,611)	(98,632)	(2,483)	—	(217,562)
Amortization of share-based compensation	13,877	5,628	5,615	6,074	12,280	7,096	6,199	6,576	9,949	19,505	19,376
Other	1,866	21	20	(31)	595	—	(9)	40	(830)	1,887	595
Balance at end of period	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445	142,001	83,828

Retained Earnings
Balance at beginning of period	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	4,422,553	3,605,809
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net income	98,342	25,756	234,112	148,031	243,451	216,994	291,157	280,868	158,590	124,098	460,445
Balance at end of period	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	4,533,729	4,053,332

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	204,503	138,526
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	37,180	20,194	(185,221)	208,310	38,476	5,240	(83,840)	248,581	241,588	57,374	43,716
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(863)	(1,038)
Foreign currency translation adjustments, net of deferred income tax	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	209	12,470	2,570	(7,973)
Balance at end of period	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	263,584	173,231

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—	—	(549,912)	—
Shares repurchased for treasury	(36,224)	(237,450)	(258,379)	(53,616)	(237,917)	—	—	—	—	(273,674)	(237,917)
Balance at end of period	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—	(823,586)	(237,917)

Total Shareholders’ Equity	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$4,441,269	$4,398,003

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Comprehensive Income
Net income	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$124,098	$460,445
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	84,862	40,370	(141,807)	264,609	71,087	42,847	(8,954)	300,733	219,648	125,232	113,934
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(863)	(1,038)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(47,682)	(20,176)	(43,414)	(56,299)	(32,611)	(37,607)	(74,886)	(52,152)	21,940	(67,858)	(70,218)
Foreign currency translation adjustments	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	209	12,470	2,570	(7,973)
Other comprehensive income (loss)	38,179	20,902	(183,867)	215,139	32,269	2,436	(83,254)	245,573	237,540	59,081	34,705
Comprehensive Income	$136,521	$46,658	$50,245	$363,170	$275,720	$219,430	$207,903	$526,441	$396,130	$183,179	$495,150

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Operating Activities
Net income	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$124,098	$460,445
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(48,886)	(22,481)	(78,261)	(72,534)	(62,406)	(49,483)	(70,680)	(70,612)	11,831	(71,367)	(111,889)
Net impairment losses included in earnings	1,684	2,680	3,230	2,075	4,410	1,606	4,493	4,643	20,863	4,364	6,016
Equity in net income or loss of investment funds accounted for using the equity method and other income	18,945	(355)	(26,110)	(11,545)	(3,368)	(15,012)	(37,819)	(74,985)	(80,662)	18,590	(18,380)
Share-based compensation	13,877	5,628	5,615	6,074	12,280	7,096	6,199	6,576	9,949	19,505	19,376
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	130,746	155,477	3,546	49,420	71,357	91,247	50,992	79,701	5,151	286,223	162,604
Unearned premiums, net of prepaid reinsurance premiums	63,987	130,136	(149,242)	9,024	236	96,645	(188,951)	(6,983)	(4,775)	194,123	96,881
Premiums receivable	(77,556)	(118,688)	157,034	63,197	(20,280)	(116,571)	99,023	41,108	(916)	(196,244)	(136,851)
Deferred acquisition costs, net	(7,743)	(22,518)	18,910	47	2,038	(19,655)	23,636	4,356	8,513	(30,261)	(17,617)
Reinsurance balances payable	23,109	(7,122)	3,277	(4,853)	19,267	(36,669)	(1,467)	(85)	6,187	15,987	(17,402)
Other liabilities	(26,613)	33,366	(47,339)	23,914	(57,219)	41,448	(26,439)	(5,849)	5,189	6,753	(15,771)
Other items, net	32,075	42,701	19,741	54,574	(4,252)	(33,023)	33,839	31,381	83,822	74,776	(37,275)
Net Cash Provided By Operating Activities	221,967	224,580	144,513	267,424	205,514	184,623	183,983	290,119	223,742	446,547	390,137

Investing Activities
Purchases of:
Fixed maturity investments	(4,419,054)	(3,250,938)	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(7,669,992)	(9,483,319)
Equity securities	(159,157)	(89,790)	(226,677)	(65,155)	(21,727)	(52,283)	(35,470)	(34,532)	—	(248,947)	(74,010)
Other investments	(114,588)	(92,777)	(147,127)	(92,955)	(150,631)	(132,819)	(184,598)	(8,528)	(9,681)	(207,365)	(283,450)
Proceeds from the sales of:
Fixed maturity investments	4,245,872	3,376,248	2,670,332	4,872,668	4,668,666	4,443,108	5,054,102	6,066,081	5,875,303	7,622,120	9,111,774
Equity securities	147,334	52,316	14,522	19,151	25,043	11,725	35,097	3,239	—	199,650	36,768
Other investments	116,760	84,920	133,211	68,843	87,536	89,510	200,912	79,378	(4,233)	201,680	177,046
Proceeds from redemptions and maturities of fixed maturities	283,512	253,898	266,044	226,889	244,312	212,625	146,480	261,604	208,276	537,410	456,937
Net (purchases) sales of short-term investments	(276,391)	(267,904)	(129,794)	(205,411)	96,239	(102,921)	129,070	(48,395)	143,819	(544,295)	(6,682)
Change in investment of securities lending collateral	48,853	(125,904)	131,389	10,385	(30,772)	30,092	406,590	(51,692)	323	(77,051)	(680)
Purchases of furniture, equipment and other	(4,266)	(8,082)	(1,553)	(2,251)	(6,057)	(1,803)	(3,897)	(4,067)	(3,872)	(12,348)	(7,860)
Net Cash Provided By (Used For) Investing Activities	(131,125)	(68,013)	276,028	(186,455)	27,003	(100,479)	526,467	(412,107)	(126,185)	(199,138)	(73,476)

Financing Activities
Purchases of common shares under share repurchase program	(29,552)	(237,173)	(258,150)	(53,398)	(269,054)	(181,272)	(358,656)	(98,194)	—	(266,725)	(450,326)
Proceeds from common shares issued, net	(1,397)	2,875	4,693	8,586	3,779	10,591	9,194	2,152	308	1,478	14,370
Proceeds from borrowings	—	—	—	—	50,000	214,526	—	269,843	—	—	264,526
Repayments of borrowings	(3,919)	(3,695)	(31,072)	(5,646)	(34,022)	(86,317)	(1,103)	(50,000)	—	(7,614)	(120,339)
Change in securities lending collateral	(48,853)	125,904	(131,389)	(10,385)	30,772	(30,092)	(406,590)	51,692	(323)	77,051	680
Other	2,467	714	(893)	1,593	2,296	5,061	4,816	88	(1,291)	3,181	7,357
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net Cash Provided By (Used For) Financing Activities	(87,715)	(117,836)	(423,272)	(65,711)	(222,690)	(73,964)	(758,800)	169,120	(7,767)	(205,551)	(296,654)

Effects of exchange rate changes on foreign currency cash	997	5,406	(526)	9,270	(7,066)	(6,043)	(2,228)	1,324	2,866	6,403	(13,109)

Increase (decrease) in cash	4,124	44,137	(3,257)	24,528	2,761	4,137	(50,578)	48,456	92,656	48,261	6,898
Cash beginning of period	406,877	362,740	365,997	341,469	338,708	334,571	385,149	336,693	244,037	362,740	334,571
Cash end of period	$411,001	$406,877	$362,740	$365,997	341,469	$338,708	$334,571	$385,149	$336,693	$411,001	$341,469

Income taxes paid (received), net	$2,296	$3,670	$3,140	$1,928	$1,430	$704	$5,021	$4,234	$19,887	$5,966	$2,134
Interest paid	$13,084	$2,191	$12,831	$1,832	$13,437	$1,785	$12,556	$529	$11,312	$15,275	$15,222

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended June 30, 2011 and 2010

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	June 30, 2011			June 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$635,005	$277,766	$911,939	$616,353	$203,695	$817,100
Net premiums written	438,263	268,280	706,543	422,837	201,421	624,258

Net premiums earned	$410,819	$232,060	$642,879	$405,473	$217,538	$623,011
Fee income	702	82	784	874	9	883
Losses and loss adjustment expenses	(301,642)	(129,980)	(431,622)	(275,294)	(87,851)	(363,145)
Acquisition expenses, net	(66,543)	(44,096)	(110,639)	(65,359)	(42,116)	(107,475)
Other operating expenses	(76,765)	(22,401)	(99,166)	(71,727)	(19,303)	(91,030)
Underwriting income (loss)	$(33,429)	$35,665	2,236	$(6,033)	$68,277	62,244

Net investment income			86,671			90,537
Net realized gains			45,210			62,114
Net impairment losses recognized in earnings			(1,684)			(4,410)
Equity in net income of investment funds accounted for using the equity method			5,973			(348)
Other income (loss)			(4,265)			4,528
Other expenses			(11,397)			(10,503)
Interest expense			(7,758)			(7,916)
Net foreign exchange (losses) gains			(18,375)			48,625
Income before income taxes			96,611			244,871
Income tax benefit (expense)			1,731			(1,420)

Net income			98,342			243,451
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$91,881			$236,990

Underwriting Ratios
Loss ratio	73.4%	56.0%	67.1%	67.9%	40.4%	58.3%
Acquisition expense ratio (2)	16.0%	19.0%	17.1%	15.9%	19.4%	17.1%
Other operating expense ratio	18.7%	9.7%	15.4%	17.7%	8.9%	14.6%
Combined ratio	108.1%	84.7%	99.6%	101.5%	68.7%	90.0%

Net premiums written to gross premiums written	69.0%	96.6%	77.5%	68.6%	98.9%	76.4%

(1)          Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)          The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Six Months Ended June 30, 2011 and 2010

(U.S. dollars in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2011			June 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,269,588	$608,779	$1,876,505	1,249,929	527,172	1,770,787
Net premiums written	887,554	583,267	1,470,821	875,761	516,251	1,392,012

Net premiums earned	$818,410	$458,164	$1,276,574	834,950	457,978	$1,292,928
Fee income	1,480	119	1,599	1,627	50	1,677
Losses and loss adjustment expenses	(599,365)	(326,137)	(925,502)	(587,305)	(203,891)	(791,196)
Acquisition expenses, net	(127,958)	(91,435)	(219,393)	(132,790)	(92,309)	(225,099)
Other operating expenses	(151,502)	(43,058)	(194,560)	(152,447)	(39,701)	(192,148)
Underwriting income (loss)	$(58,935)	$(2,347)	(61,282)	$(35,965)	$122,127	86,162

Net investment income			174,978			183,509
Net realized gains			65,905			109,896
Net impairment losses recognized in earnings			(4,364)			(6,016)
Equity in net income of investment funds accounted for using the equity method			35,646			28,702
Other income			302			10,506
Other expenses			(18,423)			(16,191)
Interest expense			(15,479)			(15,176)
Net foreign exchange gains (losses)			(55,287)			87,226
Income before income taxes			121,996			468,618
Income tax expense			2,102			(8,173)

Net income			124,098			460,445
Preferred dividends			(12,922)			(12,922)
Net income available to common shareholders			$111,176			$447,523

Underwriting Ratios
Loss ratio	73.2%	71.2%	72.5%	70.3%	44.5%	61.2%
Acquisition expense ratio (2)	15.5%	20.0%	17.1%	15.7%	20.2%	17.3%
Other operating expense ratio	18.5%	9.4%	15.2%	18.3%	8.7%	14.9%
Combined ratio	107.2%	100.6%	104.8%	104.3%	73.4%	93.4%

Net premiums written to gross premiums written	69.9%	95.8%	78.4%	70.1%	97.9%	78.6%

(1)          Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)          The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$103,296	23.6	$88,194	20.9	$179,714	20.2	$188,859	21.6
Programs	81,629	18.6	73,345	17.3	156,025	17.6	143,843	16.4
Professional liability	57,906	13.2	70,626	16.7	127,242	14.3	137,744	15.7
Executive assurance	53,974	12.3	52,514	12.4	100,091	11.3	113,507	13.0
National accounts casualty	4,397	1.0	3,877	0.9	44,588	5.0	34,686	4.0
Construction	42,408	9.7	44,276	10.5	73,917	8.3	72,568	8.3
Casualty	24,939	5.7	26,617	6.3	55,073	6.2	52,080	5.9
Travel and accident	19,284	4.4	15,272	3.6	40,785	4.6	37,078	4.2
Lenders products	21,526	4.9	22,208	5.3	42,600	4.8	38,527	4.4
Healthcare	8,422	1.9	9,989	2.4	17,539	2.0	18,513	2.1
Surety	9,618	2.2	7,012	1.7	19,352	2.2	15,103	1.7
Other (1)	10,864	2.5	8,907	2.0	30,628	3.5	23,253	2.7
Total	$438,263	100.0	$422,837	100.0	$887,554	100.0	$875,761	100.0

Net premiums earned
Property, energy, marine and aviation	$76,644	18.7	$80,818	19.9	$150,243	18.4	$175,855	21.1
Programs	71,934	17.5	68,381	16.9	138,952	17.0	134,540	16.1
Professional liability	57,767	14.1	63,642	15.7	132,011	16.1	131,551	15.8
Executive assurance	60,488	14.7	54,958	13.6	108,214	13.2	111,190	13.3
National accounts casualty	18,166	4.4	16,810	4.1	39,328	4.8	38,583	4.6
Construction	27,214	6.6	27,982	6.9	55,605	6.8	56,893	6.8
Casualty	24,829	6.0	28,148	6.9	53,256	6.5	56,217	6.7
Travel and accident	19,455	4.7	17,590	4.3	35,054	4.3	33,668	4.0
Lenders products	19,966	4.9	17,153	4.2	38,202	4.7	33,960	4.1
Healthcare	9,089	2.2	10,340	2.6	17,741	2.2	20,283	2.4
Surety	9,402	2.3	8,023	2.0	19,181	2.3	18,281	2.2
Other (1)	15,865	3.9	11,628	2.9	30,623	3.7	23,929	2.9
Total	$410,819	100.0	$405,473	100.0	$818,410	100.0	$834,950	100.0

Net premiums written by client location
United States	$324,177	74.0	$321,656	76.1	$629,393	70.9	$624,824	71.3
Europe	59,797	13.6	60,974	14.4	159,888	18.0	163,463	18.7
Other	54,289	12.4	40,207	9.5	98,273	11.1	87,474	10.0
Total	$438,263	100.0	$422,837	100.0	$887,554	100.0	$875,761	100.0

Net premiums written by underwriting location
United States	$301,782	68.9	$305,630	72.3	$596,825	67.2	$608,067	69.4
Europe	104,884	23.9	90,663	21.4	240,420	27.1	224,402	25.6
Other	31,597	7.2	26,544	6.3	50,309	5.7	43,292	5.0
Total	$438,263	100.0	$422,837	100.0	$887,554	100.0	$875,761	100.0

(1) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Gross premiums written	$635,005	$634,583	$527,783	$624,490	$616,353	$633,576	$563,087	$673,986	$636,645	$1,269,588	$1,249,929
Net premiums written	438,263	449,291	351,841	431,361	422,837	452,924	369,704	473,676	419,318	887,554	875,761

Net premiums earned	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$818,410	$834,950
Fee income	702	778	761	864	874	753	883	814	795	1,480	1,627
Losses and loss adjustment expenses	(301,642)	(297,723)	(264,848)	(265,411)	(275,294)	(312,011)	(278,746)	(303,304)	(287,350)	(599,365)	(587,305)
Acquisition expenses, net	(66,543)	(61,415)	(63,102)	(67,309)	(65,359)	(67,431)	(60,926)	(60,964)	(58,748)	(127,958)	(132,790)
Other operating expenses	(76,765)	(74,737)	(82,879)	(77,078)	(71,727)	(80,720)	(75,144)	(72,452)	(70,836)	(151,502)	(152,447)
Underwriting income (loss)	$(33,429)	$(25,506)	$(5,793)	$2,947	$(6,033)	$(29,932)	$12,716	$7,413	$1,315	$(58,935)	$(35,965)

Underwriting Ratios
Loss ratio	73.4%	73.0%	65.5%	64.4%	67.9%	72.6%	65.3%	68.4%	68.8%	73.2%	70.3%
Acquisition expense ratio (1)	16.0%	14.9%	15.4%	16.1%	15.9%	15.5%	14.1%	13.6%	13.9%	15.5%	15.7%
Other operating expense ratio	18.7%	18.3%	20.5%	18.7%	17.7%	18.8%	17.6%	16.3%	17.0%	18.5%	18.3%
Combined ratio	108.1%	106.2%	101.4%	99.2%	101.5%	106.9%	97.0%	98.3%	99.7%	107.2%	104.3%

Net premiums written
Property, energy, marine and aviation	$103,296	$76,418	$44,258	$88,412	$88,194	$100,665	$42,811	$118,536	$86,385	$179,714	$188,859
Programs	81,629	74,396	60,969	68,264	73,345	70,498	60,685	66,964	72,279	156,025	143,843
Professional liability	57,906	69,336	51,559	78,873	70,626	67,118	64,385	72,566	63,314	127,242	137,744
Executive assurance	53,974	46,117	54,448	51,503	52,514	60,993	58,561	58,529	52,919	100,091	113,507
National accounts casualty	4,397	40,191	14,024	19,215	3,877	30,809	16,553	30,726	7,582	44,588	34,686
Construction	42,408	31,509	20,014	20,245	44,276	28,292	20,227	30,259	50,649	73,917	72,568
Casualty	24,939	30,134	27,389	28,493	26,617	25,463	23,037	26,753	27,217	55,073	52,080
Travel and accident	19,284	21,501	14,486	19,673	15,272	21,806	15,528	15,998	19,557	40,785	37,078
Lenders products	21,526	21,074	30,942	23,452	22,208	16,319	34,150	14,774	13,188	42,600	38,527
Healthcare	8,422	9,117	10,290	8,705	9,989	8,524	10,610	10,854	9,667	17,539	18,513
Surety	9,618	9,734	7,918	11,128	7,012	8,091	10,716	12,025	9,254	19,352	15,103
Other (2)	10,864	19,764	15,544	13,398	8,907	14,346	12,441	15,692	7,307	30,628	23,253
Total	$438,263	$449,291	$351,841	$431,361	$422,837	$452,924	$369,704	$473,676	$419,318	$887,554	$875,761

Net premiums earned
Property, energy, marine and aviation	$76,644	$73,599	$77,811	$82,301	$80,818	$95,037	$91,549	$94,471	$78,570	$150,243	$175,855
Programs	71,934	67,018	69,462	68,404	68,381	66,159	67,672	69,436	71,809	138,952	134,540
Professional liability	57,767	74,244	63,152	69,900	63,642	67,909	64,987	63,368	62,655	132,011	131,551
Executive assurance	60,488	47,726	55,270	51,675	54,958	56,232	56,764	56,094	52,288	108,214	111,190
National accounts casualty	18,166	21,162	17,360	18,595	16,810	21,773	19,606	19,969	13,079	39,328	38,583
Construction	27,214	28,391	26,837	25,664	27,982	28,911	31,491	36,667	37,258	55,605	56,893
Casualty	24,829	28,427	25,893	27,503	28,148	28,069	27,198	30,004	31,246	53,256	56,217
Travel and accident	19,455	15,599	15,705	17,418	17,590	16,078	16,580	18,193	18,198	35,054	33,668
Lenders products	19,966	18,236	19,617	17,593	17,153	16,807	17,201	15,353	15,233	38,202	33,960
Healthcare	9,089	8,652	9,701	9,738	10,340	9,943	9,886	12,303	10,830	17,741	20,283
Surety	9,402	9,779	9,810	9,876	8,023	10,258	11,448	12,239	12,141	19,181	18,281
Other (2)	15,865	14,758	13,657	13,214	11,628	12,301	12,268	15,222	14,147	30,623	23,929
Total	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$818,410	$834,950

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$40,755	15.2	$43,642	21.7	$112,116	19.2	$116,224	22.5
Property excluding property catastrophe (2)	53,938	20.1	57,880	28.7	125,088	21.4	132,807	25.7
Other specialty	43,937	16.4	18,920	9.4	121,582	20.8	73,682	14.3
Property catastrophe	108,235	40.3	70,403	35.0	175,196	30.0	159,205	30.8
Marine and aviation	19,978	7.4	9,609	4.8	44,142	7.6	30,847	6.0
Other	1,437	0.6	967	0.4	5,143	1.0	3,486	0.7
Total	$268,280	100.0	$201,421	100.0	$583,267	100.0	$516,251	100.0

Net premiums earned
Casualty (1)	$51,493	22.2	$59,501	27.4	$99,987	21.8	$129,937	28.4
Property excluding property catastrophe (2)	57,524	24.8	65,742	30.2	120,530	26.3	144,981	31.7
Other specialty	40,511	17.5	22,292	10.2	79,480	17.3	40,061	8.7
Property catastrophe	59,788	25.8	52,301	24.0	111,430	24.3	106,174	23.2
Marine and aviation	21,093	9.1	16,263	7.5	42,719	9.3	34,335	7.5
Other	1,651	0.6	1,439	0.7	4,018	1.0	2,490	0.5
Total	$232,060	100.0	$217,538	100.0	$458,164	100.0	$457,978	100.0

Net premiums written
Pro rata	$105,036	39.2	$84,957	42.2	$210,528	36.1	$202,994	39.3
Excess of loss	163,244	60.8	116,464	57.8	372,739	63.9	313,257	60.7
Total	$268,280	100.0	$201,421	100.0	$583,267	100.0	$516,251	100.0

Net premiums earned
Pro rata	$103,967	44.8	$102,374	47.1	$210,620	46.0	$233,245	50.9
Excess of loss	128,093	55.2	115,164	52.9	247,544	54.0	224,733	49.1
Total	$232,060	100.0	$217,538	100.0	$458,164	100.0	$457,978	100.0

Net premiums written by client location
United States	$169,116	63.0	$135,374	67.2	$336,331	57.7	$306,375	59.3
Europe	50,382	18.8	33,378	16.6	176,082	30.2	140,520	27.2
Bermuda	22,786	8.5	23,022	11.4	27,165	4.7	45,697	8.9
Other	25,996	9.7	9,647	4.8	43,689	7.4	23,659	4.6
Total	$268,280	100.0	$201,421	100.0	$583,267	100.0	$516,251	100.0

Net premiums written by underwriting location
Bermuda	$175,018	65.2	$116,568	57.9	$321,614	55.1	$281,502	54.5
United States	76,609	28.6	70,295	34.9	190,365	32.6	174,021	33.7
Other	16,653	6.2	14,558	7.2	71,288	12.3	60,728	11.8
Total	$268,280	100.0	$201,421	100.0	$583,267	100.0	$516,251	100.0

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

Gross premiums written	$277,766	$331,013	$139,015	$208,770	$203,695	$323,477	$159,229	$266,193	$278,389	$608,779	$527,172
Net premiums written	268,280	314,987	131,070	204,756	201,421	314,830	149,383	253,632	274,536	583,267	516,251

Net premiums earned	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$458,164	$457,978
Fee income	82	37	2,053	10	9	41	11	12	22	119	50
Losses and loss adjustment expenses	(129,980)	(196,157)	(102,478)	(93,782)	(87,851)	(116,040)	(131,614)	(141,610)	(111,508)	(326,137)	(203,891)
Acquisition expenses, net	(44,096)	(47,339)	(41,722)	(43,970)	(42,116)	(50,193)	(59,623)	(61,775)	(65,066)	(91,435)	(92,309)
Other operating expenses	(22,401)	(20,657)	(31,575)	(20,247)	(19,303)	(20,398)	(24,161)	(21,271)	(16,943)	(43,058)	(39,701)
Underwriting income (loss)	$35,665	$(38,012)	$54,149	$57,539	$68,277	$53,850	$66,502	$66,422	$88,309	$(2,347)	$122,127

Underwriting Ratios
Loss ratio	56.0%	86.8%	45.0%	43.5%	40.4%	48.3%	46.7%	48.7%	39.6%	71.2%	44.5%
Acquisition expense ratio	19.0%	20.9%	18.3%	20.4%	19.4%	20.9%	21.2%	21.2%	23.1%	20.0%	20.2%
Other operating expense ratio	9.7%	9.1%	13.9%	9.4%	8.9%	8.5%	8.6%	7.3%	6.0%	9.4%	8.7%
Combined ratio	84.7%	116.8%	77.2%	73.3%	68.7%	77.7%	76.5%	77.2%	68.7%	100.6%	73.4%

Net premiums written
Casualty (1)	$40,755	$71,361	$32,274	$38,276	$43,642	$72,582	$68,693	$85,084	$72,490	$112,116	$116,224
Property excluding property catastrophe (2)	53,938	71,150	46,835	70,149	57,880	74,927	49,413	90,845	90,569	125,088	132,807
Other specialty	43,937	77,645	27,008	30,468	18,920	54,762	10,578	10,595	3,304	121,582	73,682
Property catastrophe	108,235	66,961	3,529	40,255	70,403	88,802	3,022	50,539	91,981	175,196	159,205
Marine and aviation	19,978	24,164	21,303	24,913	9,609	21,238	17,576	16,187	15,391	44,142	30,847
Other	1,437	3,706	121	695	967	2,519	101	382	801	5,143	3,486
Total	$268,280	$314,987	$131,070	$204,756	$201,421	$314,830	$149,383	$253,632	$274,536	$583,267	$516,251

Net premiums earned
Casualty (1)	$51,493	$48,494	$48,609	$52,792	$59,501	$70,436	$86,193	$88,721	$84,078	$99,987	$129,937
Property excluding property catastrophe (2)	57,524	63,006	70,744	66,438	65,742	79,239	94,716	94,837	87,304	120,530	144,981
Other specialty	40,511	38,969	30,296	25,254	22,292	17,769	24,085	23,251	25,912	79,480	40,061
Property catastrophe	59,788	51,642	54,768	54,206	52,301	53,873	56,937	61,772	58,763	111,430	106,174
Marine and aviation	21,093	21,626	22,445	16,106	16,263	18,072	18,882	21,666	25,063	42,719	34,335
Other	1,651	2,367	1,009	732	1,439	1,051	1,076	819	684	4,018	2,490
Total	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$458,164	$457,978

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	June 30,		March 31,		December 31,		September 30,		June 30,
	2011		2011		2010		2010		2010
Investable assets:
Fixed maturities available for sale, at fair value	$9,247,002	77%	$8,916,017	76%	$8,957,859	76%	$9,692,852	80%	$9,326,574	80%
Fixed maturities, at fair value (1)	102,897	1%	117,391	1%	124,969	1%	117,250	1%	101,882	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	150,501	1%	161,888	1%	75,575	1%	184,226	2%	195,372	2%
Total fixed maturities	9,500,400	79%	9,195,296	78%	9,158,403	78%	9,994,328	83%	9,623,828	83%
Short-term investments available for sale, at fair value	704,495	6%	1,130,142	10%	915,841	8%	780,671	6%	554,304	5%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	0%	36,530	0%	—	0%	18,995	0%	19,192	0%
Cash	411,001	3%	406,877	3%	362,740	3%	365,997	3%	341,469	3%
Equity securities available for sale, at fair value	320,434	3%	361,639	3%	310,194	3%	79,805	1%	38,879	0%
Equity securities, at fair value (1)	152,844	1%	100,117	1%	94,204	1%	58,591	0%	38,659	0%
Other investments available for sale, at fair value	299,845	2%	293,073	2%	275,538	2%	229,488	3%	211,241	2%
Other investments, at fair value (1)	66,049	1%	39,106	0%	—	—	—	—	—	—
TALF investments, at fair value (3)	399,341	3%	400,970	3%	402,449	3%	410,881	3%	407,469	4%
Investments accounted for using the equity method	399,968	3%	449,206	4%	508,334	4%	500,737	4%	474,971	4%
Securities sold but not yet purchased	(51,626)	0%	(41,863)	0%	(41,143)	(1)%	(17,792)	0%	(14,750)	0%
Securities transactions entered into but not settled at the balance sheet date	(104,856)	(1)%	(516,682)	(4)%	(144,047)	(1)%	(319,954)	(3)%	(108,059)	(1)%
Total investable assets (2)	$12,097,895	100%	$11,854,411	100%	$11,842,513	100%	$12,101,747	100%	$11,587,203	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.87		2.73		2.83		3.11		2.90
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.23%		3.36%		3.52%		3.53%		3.39%

Credit quality distribution of total fixed maturities (2) (4):
AAA	6,503,536	68%	$6,435,249	70%	$6,531,757	71%	$7,503,390	75%	$7,278,291	76%
AA	1,194,430	13%	1,043,463	11%	1,053,666	12%	993,018	10%	1,011,324	10%
A	765,831	7%	697,002	7%	605,483	7%	573,298	6%	543,359	6%
BBB	472,491	5%	425,913	5%	388,564	4%	347,810	4%	274,738	3%
BB	158,517	2%	154,537	2%	133,673	1%	132,618	1%	109,407	1%
B	241,538	3%	250,318	3%	242,479	3%	223,582	2%	202,476	2%
Lower than B	97,748	1%	100,409	1%	109,596	1%	115,686	1%	117,419	1%
Not rated	66,309	1%	88,405	1%	93,185	1%	104,926	1%	86,814	1%
Total fixed maturities, at fair value	$9,500,400	100%	$9,195,296	100%	$9,158,403	100%	$9,994,328	100%	$9,623,828	100%

(1)          Represents securities which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(2)          In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)          The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)          Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at June 30, 2011:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,559,195	$95,159	$(8,552)	$86,607	$2,472,588	103.5%
Non-U.S. government-backed corporates	274,082	10,154	(327)	9,827	264,255	103.7%
FDIC guaranteed corporates	116,638	2,479	—	2,479	114,159	102.2%
U.S. government and government agencies	1,166,222	16,925	(6,033)	10,892	1,155,330	100.9%
Agency mortgage-backed securities	1,295,571	14,932	(2,691)	12,241	1,283,330	101.0%
Non-agency mortgage-backed securities	244,952	4,235	(15,324)	(11,089)	256,041	95.7%
Agency commercial mortgage-backed securities	418,857	14,129	(257)	13,872	404,985	103.4%
Non-agency commercial mortgage-backed securities	771,201	13,192	(3,164)	10,028	761,173	101.3%
Municipal bonds	1,141,706	51,558	(1,757)	49,801	1,091,905	104.6%
Non-U.S. government securities	775,380	45,346	(6,742)	38,604	736,776	105.2%
Asset-backed securities	736,596	26,023	(2,457)	23,566	713,030	103.3%
Total	$9,500,400	$294,132	$(47,304)	$246,828	$9,253,572	102.7%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at June 30, 2011, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,264,242	49.4%	10.5%
Industrials	833,908	32.6%	6.9%
Utilities	89,614	3.5%	0.7%
Foreign agencies	75,120	2.9%	0.6%
All other (1)	296,311	11.6%	2.4%
Total	$2,559,195	100.0%	21.2%

Credit quality distribution (2):
AAA	$627,761	24.5%	5.2%
AA	470,311	18.4%	3.9%
A	608,045	23.8%	5.0%
BBB	418,519	16.4%	3.5%
BB	146,380	5.7%	1.2%
B	208,868	8.2%	1.7%
Lower than B	11,002	0.4%	0.1%
Not rated	68,309	2.6%	0.6%
Total	$2,559,195	100.0%	21.2%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2011, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$60,021	2.3%	0.5%	A+
General Electric Co	57,950	2.3%	0.5%	AA+
MetLife Inc	36,136	1.4%	0.3%	A+
Banco Santander SA	35,869	1.4%	0.3%	AA
Wells Fargo & Company	30,710	1.2%	0.3%	AA-
National Australia Bank Limited	29,502	1.2%	0.2%	AA
Bank of America Corp	27,939	1.1%	0.2%	A
Total SA	26,552	1.0%	0.2%	AA-
Royal Dutch Shell PLC	26,111	1.0%	0.2%	AA
Australia & New Zealand Banking Group Ltd	25,497	1.0%	0.2%	AA
Total	$356,287	13.9%	2.9%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2011, excluding amounts guaranteed by the U.S. government:

			Average	Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,633	AAA	$2,642	100.3%	0.0%
	2004	16,729	A-	15,432	92.2%	0.1%
	2005	54,185	BB+	49,910	92.1%	0.4%
	2006	33,494	B-	29,948	89.4%	0.2%
	2007	47,664	CCC+	44,323	93.0%	0.4%
	2008	8,354	CCC	7,912	94.7%	0.1%
	2009 (6)	50,114	AAA	52,639	105.0%	0.4%
	2010 (6)	42,868	AAA	42,146	98.3%	0.3%
Total non-agency MBS		$256,041	BBB+	$244,952	95.7%	2.0%

Non-agency CMBS:	1998	$3,562	AAA	$3,662	102.8%	0.0%
	1999	26	AAA	25	96.2%	0.0%
	2001	671	AAA	660	98.4%	0.0%
	2002	35,532	AAA	35,931	101.1%	0.3%
	2003	52,628	AAA	54,976	104.5%	0.5%
	2004	39,967	AAA	40,157	100.5%	0.3%
	2005	50,506	AAA	50,472	99.9%	0.4%
	2006	6,804	A	6,777	99.6%	0.1%
	2007	72,054	AA+	77,662	107.8%	0.6%
	2008	197	AA+	192	97.5%	0.0%
	2010	238,693	AAA	239,422	100.3%	2.0%
	2011	260,533	AAA	261,265	100.3%	2.2%
Total non-agency CMBS		$761,173	AAA	$771,201	101.3%	6.4%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	60	66	41
Wtd. average life (months) (2)	27	61	44
Wtd. average loan-to-value % (3)	70.3%	65.5%	69.0%
Total delinquencies (4)	19.8%	21.6%	4.1%
Current credit support % (5)	33.5%	15.3%	26.1%

(1)          Loans defeased with government/agency obligations represented approximately 4% of the collateral underlying the Company’s CMBS holdings.

(2)          The weighted average life for MBS is based on the interest rates in effect at June 30, 2011.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)          The range of loan-to-values on MBS is 33.1% to 87.3%, while the range of loan-to-values on CMBS is 30.6% to 99.7%.

(4)          Total delinquencies includes 60 days and over.

(5)          Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)          Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) June 30, 2011:

		Average	Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$280,605	AAA	$293,935	104.8%	2.4%
Autos (2)	160,419	AAA	163,711	102.1%	1.4%
U.K. securitized (3)	92,720	AAA	95,230	102.7%	0.8%
Student loans (4)	45,585	AAA	46,339	101.7%	0.4%
Rate reduction bonds (5)	31,639	AAA	33,612	106.2%	0.3%
Other	87,232	AA	87,784	100.6%	0.7%
	698,200	AAA	720,611	103.2%	6.0%

Home equity (6)	$4,698	AAA	$4,262	90.7%	0.0%
	121	A	119	98.3%	0.0%
	8,183	BB to B	8,028	98.1%	0.1%
	1,643	CCC to C	3,513	213.8%	0.0%
	185	D	63	34.1%	0.0%
	14,830	BB	15,985	107.8%	0.1%

Total ABS	$713,030	AAA	$736,596	103.3%	6.1%

The effective duration of the total ABS was 1.2 years at June 30, 2011.

(1)          The weighted average credit support % on credit cards is 19.4%.

(2)          The weighted average credit support % on autos is 38.5%.

(3)          The weighted average credit support % on U.K. securitized is 16.8%.

(4)          The weighted average credit support % on student loans is 9.0%.

(5)          The weighted average credit support % on rate reduction bonds is 19.3%.

(6)          The weighted average credit support % on home equity is 23.0%.

The Company’s investment portfolio included $44.2 million par in sub-prime securities at June 30, 2011, with an estimated market value of $20.7 million and an average credit quality of “Ba2/BBB.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors.  In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $9.5 million estimated market value of sub-prime securities with an average credit quality of “CCC” from Standard & Poors and “Caa3” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loans are included in the following categories at June 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$156,355	47.9%	1.3%
Corporate bonds	103,874	31.8%	0.9%
Other investments	66,049	20.3%	0.5%
Total	$326,278	100.0%	2.7%

The following table summarizes the Company’s bank loans by currency (translated into U.S. Dollars) at June 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$220,389	67.5%	1.8%
Euro-denominated	105,889	32.5%	0.9%
Total	$326,278	100.0%	2.7%

The following table summarizes the Company’s bank loans by major sector at  June 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Consumer cyclical	$68,860	21.1%	0.6%
Industrials	50,167	15.4%	0.4%
Media	44,536	13.6%	0.4%
Consumer non-cyclical	26,018	8.0%	0.2%
Basic materials	25,583	7.8%	0.2%
Utilities	22,387	6.9%	0.2%
All other	88,727	27.2%	0.7%
Total	$326,278	100.0%	2.7%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

After-tax operating income available to common shareholders	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$69,337	$230,913
Net realized gains (losses), net of tax	44,799	21,585	71,821	68,611	61,119	45,503	88,592	69,190	(11,243)	66,384	106,622
Net impairment losses recognized in earnings, net of tax	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,786)	(4,364)	(6,016)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	5,973	29,673	22,990	9,708	(348)	29,050	32,391	69,119	75,890	35,646	28,702
Net foreign exchange (losses) gains, net of tax	(18,685)	(37,142)	6,581	(65,346)	48,447	38,855	8,775	(19,591)	(54,773)	(55,827)	87,302
Net income available to common shareholders	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$111,176	$447,523

Diluted per common share results:
After-tax operating income available to common shareholders	$0.45	$0.06	$0.86	$0.85	$0.83	$0.59	$0.89	$0.85	$0.87	$0.50	$1.42
Net realized gains (losses), net of tax	0.32	0.15	0.48	0.45	0.38	0.27	0.49	0.37	(0.06)	0.48	0.65
Net impairment losses recognized in earnings, net of tax	(0.01)	(0.02)	(0.02)	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)	(0.11)	(0.03)	(0.04)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.04	0.21	0.15	0.06	0.00	0.18	0.18	0.37	0.40	0.25	0.18
Net foreign exchange (losses) gains, net of tax	(0.13)	(0.26)	0.04	(0.43)	0.30	0.23	0.05	(0.10)	(0.29)	(0.40)	0.53
Net income available to common shareholders	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$1.46	$0.81	$0.80	$2.74

Weighted average common shares and common share equivalents outstanding — diluted	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	187,601,448	187,878,951	139,234,931	163,160,070

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011

Effect of share repurchases:
Aggregate cost of shares repurchased	$29,552	$237,173	$258,151	$53,398	$269,054	$181,272	$358,655	$98,194	$0	$2,537,197
Shares repurchased	881,961	8,062,383	8,679,051	2,043,195	10,932,681	7,589,739	15,444,813	4,599,741	—	104,102,346
Average price per share repurchased	$33.51	$29.42	$29.74	$26.13	$24.61	$23.88	$23.22	$21.35		$24.37

Average book value per common share (1)	$30.67	$30.17	$29.87	$28.55	$26.50	$24.99	$23.75	$21.71	$19.23

Average repurchase price-to-book multiple	1.09x	0.98x	1.00x	0.92x	0.93x	0.96x	0.98x	0.98x

Remaining share repurchase authorization (2)	$962,803

(1)	Equals average of beginning and ending book value per common share for each period presented.
(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009	2011	2010

After-tax operating income available to common shareholders	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$69,337	$230,913
Annualized after-tax operating income available to common shareholders (a)	$245,912	$31,436	$517,956	$522,688	$528,728	$394,924	$637,724	$641,328	$652,164	$138,674	$461,826

Beginning common shareholders’ equity	$4,000,535	$4,188,003	$4,392,910	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$4,188,003	$3,998,349
Ending common shareholders’ equity	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	4,116,269	4,073,003
Average common shareholders’ equity (b)	$4,058,402	$4,094,269	$4,290,457	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$4,152,136	$4,035,676

Annualized operating return on average common equity (a)/(b)	6.1%	0.8%	12.1%	12.3%	13.0%	9.8%	15.7%	16.4%	18.6%	3.3%	11.4%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010	2010	2009	2009	2009
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	125,000	125,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$425,000	$425,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968
Total shareholders’ equity	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968

Total capital	$4,841,269	$4,725,535	$4,913,003	$5,142,910	$4,823,003	$4,778,757	$4,723,349	$4,860,822	$4,429,968

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	318,441	322,222	325,770	331,797	336,213	346,746	217,565	219,843	—

Total capital and TALF non-recourse borrowings	$5,159,710	$5,047,757	$5,238,773	$5,474,707	$5,159,216	$5,125,503	$4,940,914	$5,080,665	$4,429,968

Common shares outstanding, net of treasury shares (b)	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034	178,572,927	182,942,418

Book value per common share (4) (a)/(b)	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34	$23.16	$20.25

Leverage ratios:
Senior notes/total capital	6.2%	6.3%	6.1%	5.8%	6.2%	6.3%	6.4%	6.2%	6.8%
Revolving credit agreement borrowings/total capital	2.1%	2.1%	2.0%	2.4%	2.6%	2.1%	2.1%	2.1%	2.3%
Debt/total capital	8.3%	8.5%	8.1%	8.3%	8.8%	8.4%	8.5%	8.2%	9.0%
Preferred/total capital	6.7%	6.9%	6.6%	6.3%	6.7%	6.8%	6.9%	6.7%	7.3%
Debt and preferred/total capital	15.0%	15.3%	14.8%	14.6%	15.6%	15.2%	15.3%	14.9%	16.4%

(1)	8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.
(2)	5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.
(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 13.9% and the ratio of debt and preferred to total capital would have been 20.2% at June 30, 2011.

(4)	Excludes the effects of stock options and restricted stock units outstanding.